BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND                                        ANNUAL REPORT
AND BJB INTERNATIONAL EQUITY FUND                             OCTOBER 31, 1997
-------------------------------------------------------------------------------

Dear Fellow Shareholder:

    Once again, I am pleased to offer reports from the Fund's investment advisors on the performance of the BJB Global Income Fund ('Income Fund') and The BJB International Equity Fund ('Equity Fund') for the recently completed fiscal year. The Income Fund provided a positive return of 3.24%, somewhat underperforming its benchmark, as detailed in the following section. The Equity Fund, on the other hand, outperformed both its benchmark and the average competitor, to return 17.68% for the period.

BJB GLOBAL INCOME FUND

    For the twelve months period ended October 31, 1997 the BJB Global Income Fund returned 3.24%, which compares to 5.78% on a blended index (the 'Index') consisting of 50% of the Salomon Brothers 3-7 Year World Government Bond Index and 50% of the Lehman Brothers Intermediate/Corporate Index. Underperformance is attributable to the Income Fund's cautious investment approach adopted across all markets since the start of 1997. This was especially true in the U.S. market, which over the period performed particularly well. Low levels of return for the Income Fund were also attributable to the appreciation of the U.S. dollar versus the Deutsche Mark and Yen.

    The period under review was characterized by generally buoyant conditions in the global bond markets, with the U.S. market displaying a particularly strong upward trend. Japanese bond exposure in the portfolio remained below Index level, while the European allocation was correspondingly overweighed. Exposure to the peripheral European bond markets was maintained at higher than Index levels, in anticipation of a broad based monetary union and continued convergence in the interest rate structure within Europe. Market recognition of this has resulted in the systematic outperformance of these markets thus far this year.

    In the United States, yields declined as the market took the recipe of strong growth but still low inflation to mean that the Federal Reserve would not need to raise short term interest rates. Elsewhere within the dollar-bloc markets, Australian yields continued to decline as the slow growth in the domestic economy and the very low levels of inflation allowed the Reserve Bank of Australia the scope to lower interest rates.

    In Japan, yields also declined. The resulting slowdown in the domestic economy from the rise in consumption tax and the potential negative impact on exports of slowing growth in Asia, supported bond yields. The period of ultra-low interest rates seems unlikely to be altered for some considerable time. Thus, although the bond market remains expensive on traditional valuation measures, it may be some time before the bond market corrects and interest rates normalize.


    The theme within Europe has been further movement towards the completion of the single European currency project. Bond yields have continued to decline in the peripheral markets, while in Germany, the Bundesbank raised short term interest rates for the first time in five years.

    For much of the period the prospects for the U.S. dollar appeared favorable. However, signs of faster economic growth and a rise in German interest rates saw the U.S. dollar correct from its best levels versus the Deutsche Mark. Similarly, after a period of rapid appreciation versus the Japanese Yen, the dollar reversed sharply, before ending the period on an upward path.

    The outlook for global economic growth for the remainder of 1997 and well into 1998 is still favorable, but has been tempered by the recent turmoil in Asian economies. The U.S. economy still appears to be expanding at an above trend rate, but inflation remains subdued. Nonetheless, with unemployment at an exceptionally low level and capacity utilization rising, the Federal Reserve may still have a bias to tighten credit. Until the impact of the Asian slowdown is more fully absorbed, however, any tightening is likely to be postponed. In Europe, a progressive acceleration in economic activity is anticipated. Easy monetary conditions and competitive exchange rates are likely to dominate restrictive fiscal policies. The peripheral markets should continue to perform well as investor optimism surrounding the single currency intensifies.

BJB INTERNATIONAL EQUITY FUND

    For the second year in a row, the BJB International Equity Fund has strongly outperformed both the MSCI EAFE Index and our average competitor over the 6- and 12-month periods ending October 31, 1997. The Equity Fund returned 5.92% for the past 6 months and 17.68% over the past 12 months versus MSCI EAFE returns of 3.01% and 4.63% over comparable periods. Returns for the Lipper International Equity Fund Index, a reasonable proxy for our competitors, were 4.23% and 13.34% respectively.

    The Equity Fund's performance results can, in part, be attributed to the Adviser's strategy to emphasize continental Europe and emerging markets at the expense of Japan and to hedge a portion of the Fund's European and Japanese currency exposure. We continue to believe Continental European companies will benefit from economic recovery, corporate restructuring, and consolidation in several industries as a natural response to the planned European Monetary Union. In Japan we avoided financials and restricted investments to global and export-oriented companies, and to domestic names that were not overly-cyclical.

    Late in this fiscal year, we witnessed two major trends being reversed: The strength of the dollar against the European currencies, and the bull market in Emerging markets, especially in Asia and Latin America. The heightened volatility required some active management and some quick reallocation. As of October 31, our holdings in emerging Asia and Latin America were below 2%, and only 7% of the European positions were hedged.

    Emerging markets experienced severe corrections in recent months. The currency devaluation in many South East Asian countries such as Indonesia,

Malaysia, and Thailand led to sharp declines in their local markets and in those of other emerging markets as well. In U.S. dollar terms, the stock markets of the countries that have devalued their currencies were down as much as 60-70% from their highs while those that investors fear may devalue were down as much as 30-40%:


          COUNTRIES THAT HAVE DEVALUED                                       COUNTRIES FEARED TO DEVALUE
------------------------------------------------                 ------------------------------------------------
                                     % DOWN FROM                                                  % DOWN FROM
                                        HIGH                                                          HIGH
                                     -----------                                                  -----------
INDONESIA                                  -60%             ARGENTINA                                    -28%
MALAYSIA                                   -63%             BRAZIL                                       -35%
THAILAND                                   -72%             HONG KONG                                    -46%
                                                            MEXICO                                       -28%

    The problem of emerging markets is a combination of excessive corporate leverage, hard currency borrowing--mainly in U.S. dollars--and inflated property prices--mainly in Asia. Of those, the over-reliance on hard currency borrowing in order to save interest cost is the most lethal error that continues to haunt companies in emerging markets. This over-reliance on borrowing in foreign currency represents, we believe, serious financial mismanagement.

    We have been significantly underweight in Japan this past year. In general, Japanese management's track record of poor profitability makes us question their concern for minority shareholders. In a recent report on Korea, which borrowed its economic blue print from Japan, sheds some light on our analysis of Japanese corporate profitability: 'Aggressive expansion with little regard to return on assets is revealed in the stark statistic that the top 49 Chaebol made only some U.S. $65 million net profits in 1996, although sales accounted for 96% of GDP.'(1) However, there are signs that the government is finally planning to realistically confront the financial crisis that has been burdening the Japanese economy for many years. December 16, 1997 is a very crucial date for now--the government is expected to announce specific plans to salvage the ailing financial system.

(1) Report comment from Goldman Sachs

    We increased our exposure to Europe in recent months. Before the outbreak of the Asian problems, we had many investments in corporations with geographically diversified sales and sustainable competitive advantages. We believe that, in this new world order of lower trade-barriers and increased competition, corporations with market leadership and premium products will succeed and prosper. But in the current distressed situation in emerging markets global exposure may be a liability. Economic slowdown in those regions will negatively affect earnings of global companies. We have therefore been redeploying some of our investments into European companies that have significant domestic operations, are undergoing aggressive restructuring, and belong to an industry that is expected to consolidate ahead of European Monetary Union.

    The Asian currency crisis has caused significant corrections in all major equity markets, as it has heightened the fears of earnings disappointment. However, reduced growth forecasts have allowed inflation expectations and bond yields to fall. Lower interest rates provide some support to current stock market valuations. We believe European corporate earnings will be reasonably resilient, and therefore the prospects for European equities remain attractive.

    As shareholders are aware, the end of our fiscal year coincided with a period of considerable turmoil in the world's equity markets and while the U.S. stock markets have since regained the ground lost, that is not true in many other countries. The International Equity Fund was invested at below index levels in some of the markets that were hard hit, and not at all in others, but nevertheless suffered some losses in the turmoil. We remain confident in the outlook and thank shareholders for their continued support.

    After the close of the period, Avril Griffiths, the manager of the BJB Global Income Fund tendered her resignation from that position in anticipation of her planned departure from Julius Baer Investment Management (JBIM), the Advisor. The Management wishes to thank her for her dedication to the Fund over the past several years. We are pleased to announce that Glen Wisher of JBIM, who has been assisting Ms. Griffiths in the management of the Fund, will succeed her as Manager effective January 31, 1998. Mr. Wisher has been a portfolio manager at Julius Baer Investment Management Inc. since joining the firm in June of 1995 from S.G. Warburg where he had been Director of their Debt Syndication Division. Mr. Wisher has nine years experience in fixed income sales and portfolio management and has a law degree from Nottingham University.

                                         Yours sincerely,

                                         /s/ David E. Bodner

                                         David E. Bodner
                                         President
                                         December 10, 1997

The views expressed in this shareholder letter reflect those of the President of the Fund only through the end of the period covered by the report as stated on the cover. The President's views are subject to change based on market and other conditions.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
--------------------------------------------------------------------------------

     It is the Income Fund's policy to declare and pay monthly dividends from its net investment income and distribute net realized capital gains, if any, annually.



AVERAGE ANNUAL TOTAL RETURN* (UNAUDITED)
---------------------------------------------------------------------------------
Year Ended 10/31/97..............................................................   3.24%
Five Years Ended 10/31/97........................................................   5.83%
Inception (7/1/92) through 10/31/97..............................................   6.40%

------------------
* All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Income Fund commenced operations on July 1, 1992 and the service providers waived their advisory, sub-advisory and administration fees from 7/1/92 to 10/31/92; without such waivers and reimbursements, total returns would have been lower.

                                   [CHART]

                         Growth of $10,000 invested in
                        shares of BJB Global Income Fund
            vs. a Blended Lehman Brothers and Salomon Brothers Index
                         July 1, 1992-October 31, 1997+


                          BJB INCOME FUND

                              Fund                Combined
                                                  Solomon & Lehman
                              a                   b

July 1992                     10,000              10,000
Oct 1992                      10,486              10,314
Apr 1993                      10,781              10,987
Oct 1993                      11,341              11,546
Apr 1994                      11,018              11,331
Oct 1994                      10,939              11,538
Apr 1995                      11,690              12,622
Oct 1995                      12,460              13,327
Apr 1996                      12,755              13,354
Oct 1996                      13,488              14,075
Apr 1997                      13,385              13,878
Oct 1997                      13,925              14,889



Oct 1996

                              13,925              14,889


------------------
+ Hypothetical illustration of $10,000 invested on July 1, 1992 assuming reinvestment of dividends and capital gains distributions through October 31, 1997. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment in the Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The benchmark index for performance comparison consists of 50% of the Salomon Brothers 3-7 Year
  World Government Bond Index and 50% of the Lehman Brothers Intermediate Government/Corporate Index. NOTE: All figures cited here and on the following pages represent past performance of the Income Fund and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

     It is the Equity Fund's policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.


AVERAGE ANNUAL TOTAL RETURN* (UNAUDITED)
---------------------------------------------------------------------------------
Year Ended 10/31/97..............................................................   17.68%
Inception (10/4/93) through 10/31/97.............................................   2.90%


------------------
* All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Equity Fund commenced operations on October 4, 1993. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Advisor and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

                                   [CHART]

                         Growth of $10,000 invested in
                    shares of BJB International Equity Fund

                         vs. Morgan Stanley EAFE Index
                       October 4, 1993-October 31, 1997+



                    BJB International Equity Fund

                    International Equity         Morgan Stanley

Oct 1993                    10,000                    10,000
Apr 1994                     9,608                    10,798
Oct 1994                     9,440                    11,261
Apr 1995                     7,970                    11,401
Oct 1995                     8,462                    11,219
Apr 1996                     9,281                    12,701
Oct 1996                     9,540                    12,394
Apr 1997                    10,592                    12,588
Oct 1997                    11,227                    12,968







------------------
+ Hypothetical illustration of $10,000 invested on October 4, 1993 assuming reinvestment of dividends and capital gains distributions through October 31, 1997.
  This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the Equity Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Morgan Stanley EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product.
  NOTE: All figures cited here and on the following pages represent past performance of the Equity Fund and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997

(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                               VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                       -----------
U.S. GOVERNMENT OBLIGATIONS -- 48.4%
                          Federal Home Loan Mortgage Corporation,
USD              195,000  6.750% due 5/30/2006..............................................................   $   201,923
                          Federal National Mortgage Association:
USD            1,000,000  5.300% due 12/10/1998.............................................................       996,300
USD              650,000  6.250% due 8/12/2003..............................................................       647,790
AUD              130,000  6.375% due 8/15/2007..............................................................        92,631
                          Government National Mortgage Association (Pass Through):
USD              797,974  7.500% due 9/15/2025..............................................................       816,053
USD              976,362  8.000% due 10/15/2026.............................................................     1,013,433
                          U.S. Treasury Inflation Indexed Notes:
USD              440,000  3.625% due 7/15/2002..............................................................       441,927
USD              440,000  3.375% due 1/15/2007..............................................................       435,600
                          U.S. Treasury Notes:
USD              800,000  5.750% due 8/15/2003..............................................................       796,472
USD              300,000  6.500% due 10/15/2006.............................................................       311,508
                                                                                                               -----------
                          TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $5,631,005)...............................     5,753,637
                                                                                                               -----------
FOREIGN GOVERNMENT BONDS -- 37.2%
                          GERMANY -- 7.4%
                          Deutschland BundesRepublic:
DEM              950,000  6.000% due 7/04/2007..............................................................       567,304
DEM              525,000  6.500% due 7/04/2027..............................................................       316,854
                                                                                                               -----------
                                                                                                                   884,158
                                                                                                               -----------
                          ITALY -- 7.3%
                          Government of Italy:
ITL          310,000,000  10.500% due 4/15/1998.............................................................       185,597
ITL          230,000,000  10.500% due 7/15/1998.............................................................       139,534
ITL          170,000,000  10.500% due 11/01/1998............................................................       104,679
ITL          110,000,000  7.750% due 9/15/2001..............................................................        69,468
ITL          300,000,000  8.500% due 4/01/2004..............................................................       200,030
ITL          240,000,000  9.500% due 1/01/2005..............................................................       168,949
                                                                                                               -----------
                                                                                                                   868,257
                                                                                                               -----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1997
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                               VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                       -----------
FOREIGN GOVERNMENT BONDS -- CONTINUED
                          AUSTRALIA -- 5.1%
                          Government of Australia:
AUD              340,000  10.000% due 2/15/2006.............................................................   $   301,487
AUD              320,000  10.000% due 10/15/2007............................................................       291,634
                                                                                                               -----------
                                                                                                                   593,121
                                                                                                               -----------
                          DENMARK -- 4.2%
                          Kingdom of Denmark:
DKK            2,240,000  7.000% due 12/15/2004.............................................................       363,601
DKK              870,000  7.000% due 11/10/2024.............................................................       138,463
                                                                                                               -----------
                                                                                                                   502,064
                                                                                                               -----------
                          SWEDEN -- 3.9%
                          Kingdom of Sweden:
SEK              900,000  10.250% due 5/05/2000.............................................................       132,864
SEK            1,000,000  13.000% due 6/15/2001.............................................................       164,171
SEK            1,200,000  6.500% due 10/25/2006.............................................................       161,585
                                                                                                               -----------
                                                                                                                   458,620
                                                                                                               -----------
                          CANADA -- 3.4%
                          Province of Alberta,
USD              400,000  7.625% due 11/05/1998.............................................................       406,600
                                                                                                               -----------
                          UNITED KINGDOM -- 2.6%
                          United Kingdom Gilts:
GBP               30,000  9.000% due 10/13/2008.............................................................        59,971
GBP              130,000  8.000% due 12/07/2015.............................................................       252,649
                                                                                                               -----------
                                                                                                                   312,620
                                                                                                               -----------
                          NEW ZEALAND -- 2.1%
                          New Zealand Government,
NZD              400,000  5.850% due 11/05/1997.............................................................       248,811
                                                                                                               -----------
                          SPAIN -- 1.2%
                          Government of Spain,
ESP           19,400,000  7.900% due 2/28/2002..............................................................       145,693
                                                                                                               -----------
                          TOTAL FOREIGN GOVERNMENT BONDS (COST $4,387,425)..................................     4,419,944

                                                                                                               -----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1997
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                               VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                       -----------
CORPORATE BONDS -- 11.1%
                          UNITED STATES -- 6.3%
                          Associates Corp of North America,
USD              300,000  7.375% due 6/11/2007..............................................................   $   314,400
                          General Electric Capital Corp.,
USD              370,000  8.625% due 6/15/2008..............................................................       436,193
                                                                                                               -----------
                                                                                                                   750,593
                                                                                                               -----------
                          GERMANY -- 3.1%
                          Bayerische Landesbank,
USD              360,000  6.625% due 6/25/2007..............................................................       369,360
                                                                                                               -----------
                          UNITED KINGDOM -- 1.7%
                          Puma Finance,
USD              200,000  5.848% due 10/27/2029.............................................................       200,000
                                                                                                               -----------
                          TOTAL CORPORATE BONDS (COST $1,285,614)...........................................     1,319,953
                                                                                                               -----------
ASSET-BACKED SECURITIES -- 1.2%
                          UNITED STATES -- 1.2%
                          Toyota Auto Receivables Grantor Trust Series 1996-A,
USD              138,404  6.300% due 7/20/2001 (Cost $138,402)..............................................       139,183
                                                                                                               -----------
REPURCHASE AGREEMENTS -- 0.2%
                          UNITED STATES -- 0.2%
USD               27,110  Investors Bank & Trust Company Repurchase Agreement, dated 10/31/1997, due
                          11/03/97, with a maturity value of $27,121 and an effective yield of 5.250%, collateralized by a Federal Home Loan Mortgage Corporation Obligation, with a rate of 6.104%, a maturity date of 6/15/2023, and a market value of $28,482 (at
                          amortized cost)...................................................................        27,110
                                                                                                               -----------
                          TOTAL INVESTMENTS -- 98.1% (COST $11,469,556)*....................................    11,659,827
                          OTHER ASSETS AND LIABILITIES (NET) -- 1.9%........................................       229,528
                                                                                                               -----------

                          NET ASSETS -- 100.0%..............................................................   $11,889,355
                                                                                                               -----------
                                                                                                               -----------

 ------------------
* Aggregate cost for federal income tax purposes.

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 1997

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                     CONTRACTS TO RECEIVE
               ---------------------------------
EXPIRATION            LOCAL             VALUE IN     IN EXCHANGE     NET UNREALIZED
   DATE              CURRENCY             USD          FOR USD       (DEPRECIATION)
----------     --------------------     --------     -----------     --------------
 11/04/97         JPY    49,340,612      410,398       411,172          $   (774)
                                                                     --------------
               Net unrealized depreciation on forward foreign
              exchange contracts................................        $   (774)
                                                                     --------------
                                                                     --------------

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                     CONTRACTS TO DELIVER
               ---------------------------------                     NET UNREALIZED
EXPIRATION            LOCAL             VALUE IN     IN EXCHANGE      APPRECIATION
   DATE              CURRENCY             USD          FOR USD       (DEPRECIATION)
----------     --------------------     --------     -----------     --------------
 11/04/97         JPY    49,340,000      410,393       408,833          $ (1,560)
 11/17/97         AUD       950,034      668,818       698,825            30,007
                                                                     --------------
               Net unrealized appreciation on forward foreign
              exchange contracts................................        $ 28,447
                                                                     --------------
                                                                     --------------

FORWARD FOREIGN CROSS CURRENCY CONTRACTS


                     CONTRACTS TO DELIVER                  CONTRACTS TO RECEIVE
               ---------------------------------     ---------------------------------
EXPIRATION            LOCAL             VALUE IN            LOCAL             VALUE IN     NET UNREALIZED
   DATE              CURRENCY             USD              CURRENCY             USD        (DEPRECIATION)
----------     --------------------     --------     --------------------     --------     --------------
 11/17/97         GBP        35,694       59,838       ITL     99,086,544       58,460        $ (1,378)
 11/17/97         ITL   101,455,198       59,858       GBP         35,694       59,838             (20)
                                                                                           --------------
               Net unrealized depreciation on forward foreign exchange contracts......        $ (1,398)
                                                                                           --------------
                                                                                           --------------

                                  GLOSSARY OF CURRENCIES

           AUD        --     Australian Dollar                            ITL        --     Italian Lira
           DEM        --     German Deutschemark                          JPY        --     Japanese Yen
           DKK        --     Danish Krone                                 NZD        --     New Zealand Dollar
           ESP        --     Spanish Peseta                               SEK        --     Swedish Krona
           GBP        --     British Pound Sterling                       USD        --     United States Dollar



                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- 94.0%
GREAT BRITAIN-12.6%
British Aerospace Plc..................................................................         15,998      $   424,057
British Airport Authority Plc..........................................................         17,692          163,245
British Petroleum Co Plc...............................................................         29,748          431,209
British Telecommunications Plc.........................................................         37,500          284,991
General Electric Plc...................................................................         58,000          370,484
Glaxo Wellcome Plc.....................................................................         14,384          297,780

Granada Group Plc......................................................................          7,161           98,752
Hays Plc...............................................................................         16,500          193,769
HSBC Holdings Plc......................................................................             48            1,141
Ladbroke Group.........................................................................         23,389          104,767
Lloyds TSB Group Plc...................................................................         26,292          328,610
London Clubs International.............................................................         28,000          145,620
Mercury Asset Management...............................................................          7,100          156,634
Pearson Plc............................................................................         23,750          302,019
Railtrack Group Plc....................................................................         19,274          308,153
Rolls Royce Plc........................................................................         17,361           62,329
Royal & Sun Alliance Insurance Group...................................................         28,151          269,905
Sage Group Plc.........................................................................         12,500          150,989
Scottish Power Plc.....................................................................         40,297          301,515
Siebe Plc..............................................................................         19,193          368,680
Smithkline Beecham Plc.................................................................         30,000          284,362
Tesco Plc..............................................................................         35,820          286,796
Unilever Limited.......................................................................         26,400          181,589
Unilever Plc...........................................................................         12,988           96,745
                                                                                                            -----------
                                                                                                              5,614,141
                                                                                                            -----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1997
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED
FRANCE-11.7%
Accor SA...............................................................................          1,931      $   358,920
Alcatel Alsthom........................................................................          1,675          201,760
Banque National De Paris...............................................................          2,758          121,715
Cap Gemini SA (a)......................................................................          3,865          306,356
Cie Generale des Eaux..................................................................          2,141          248,628
Compagnie de Saint Goban...............................................................            662           94,864
Credit Commercial de France............................................................          6,300          356,315
Dassault Aviation SA...................................................................            800          185,111
Dassault Systemes......................................................................          6,000          179,642
Elf-Aquitaine SA.......................................................................          3,700          457,205
France Telecom SA *....................................................................         20,400          770,717
L'Oreal................................................................................              1              354

LVMH Company...........................................................................            435           73,778
Michelin, Class B (Registered).........................................................          3,843          196,801
Rhone Polenc...........................................................................         10,076          438,568
Sidel..................................................................................          1,040           58,316
Societe Generale.......................................................................          2,734          373,798
Technip SA.............................................................................          1,225          129,535
Total SA-Class B.......................................................................          3,752          415,579
Valeo..................................................................................          3,005          200,068
                                                                                                            -----------
                                                                                                              5,168,030
                                                                                                            -----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1997
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED
GERMANY-11.2%
Adidas.................................................................................          2,250      $   325,463
Bayer AG...............................................................................          6,500          227,991
Bayerische Motoren Werke AG............................................................            205          148,207
Daimler Benz AG........................................................................          3,138          210,128
Deutsche Bank AG.......................................................................          7,700          503,557
Deutsche Pfandbrief & Hypob............................................................          5,000          282,054
Dresdner Bank AG.......................................................................          6,500          265,675
Henkel Kgaa............................................................................          3,855          187,738
Hoechst AG.............................................................................          8,300          315,668
MAN AG.................................................................................            850          255,761
Mannesmann AG..........................................................................            885          373,528
SAP AG.................................................................................            954          273,504
Siemens AG.............................................................................         11,110          683,405
Veba AG................................................................................          7,600          423,434
Volkswagen AG..........................................................................            800          472,621
                                                                                                            -----------
                                                                                                              4,948,734
                                                                                                            -----------
SWEDEN-9.3%
Biora AB * (a).........................................................................         40,000          397,296
Electrolux AB..........................................................................          4,560          376,925
Ericsson AB, Class B...................................................................          6,960          306,211
Hufvudstaden International AB *........................................................         20,500           13,665

Incentive AB Class A (a)...............................................................          6,000          524,751
Lindex AB..............................................................................         10,500          295,372
Munters AB * (a).......................................................................        110,000        1,114,559
Nordbanken AB..........................................................................         11,950          374,398
Sandvik AB-Class B Fria................................................................          4,500          136,787
Sparbanken Sverige.....................................................................         12,500          283,307
Spectra-Physics AB, Class A............................................................         11,100          300,412
                                                                                                            -----------
                                                                                                              4,123,683
                                                                                                            -----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1997
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED
SWITZERLAND-8.6%
Adecco SA..............................................................................            650      $   206,452
Ares-Serono Group Class B..............................................................            100          189,144
CS Holdings (Registered)...............................................................          1,880          264,680
Holderbank Finance Glarus Class B......................................................            260          209,143
Kuoni Reisen Holding (Registered)......................................................             43          162,664
Nestle SA (Registered).................................................................            223          314,035
Novartis AG (Bearer)...................................................................             75          118,197
Novartis AG (Registered)...............................................................            330          516,534
Roche Holdings AG......................................................................             15          222,690
Schweizerische Rueckversicherungs-Gesellschaft (Registered)............................            178          267,943
Swiss Bank Corp *......................................................................            965          259,322
Swissair (Registered) *................................................................            162          217,033
Union Bank of Switzerland..............................................................            335          385,439
Winterthur Schweizerische Versicherungs-Gesellschaft (Registered)......................             24           20,540
Zurich Versicherungs (Registered)......................................................          1,080          445,552
                                                                                                            -----------
                                                                                                              3,799,368
                                                                                                            -----------
NETHERLANDS-7.2%
Akzo Nobel.............................................................................          1,440          253,303
Baan Company NV *......................................................................          4,375          309,318
Getronics NV...........................................................................         13,180          434,409
Heineken NV............................................................................          1,900          308,525
ING Groep NV...........................................................................          7,827          328,003

KLM Royal Dutch Airlines NV............................................................         11,002          372,240
Koninklijke Ahold NV...................................................................             94            2,402
Koninklijke Hoogovens..................................................................          4,450          203,646
Philips Electronics NV.................................................................          6,330          494,735
PTT Koninklijke Nederland NV...........................................................          4,769          181,952
Vedior NV (a)..........................................................................         14,000          287,227
Wolters Kluwer NV......................................................................              9            1,103
                                                                                                            -----------
                                                                                                              3,176,863
                                                                                                            -----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1997
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED
JAPAN-6.6%
Canon Inc..............................................................................         13,000      $   315,558
Canon Sales Co. Inc....................................................................            400            7,282
Circle K Japan Co Ltd..................................................................             60            3,082
Fuji Photo Film........................................................................         10,000          362,442
Fujitsu Ltd............................................................................            500            5,487
Nintendo Corp Ltd......................................................................          5,500          475,498
Nippon Telegraph & Telephone Corporation...............................................             16          135,660
Nippon Telegraph & Telephone Corporation ADR...........................................          5,375          228,102
Promise Co Ltd.........................................................................          4,830          282,665
Rohm Corp..............................................................................          3,000          286,795
Sankyo Co Ltd..........................................................................         11,000          363,024
Sony Corp..............................................................................          5,400          448,448
                                                                                                            -----------
                                                                                                              2,914,043
                                                                                                            -----------
FINLAND-5.9%
Cultor Oyj.............................................................................          6,640          358,867
Hartwall Oy AB.........................................................................          4,517          370,550
Konecranes International...............................................................          3,435          129,291
Merita Ltd Class A.....................................................................         70,980          346,628
Nokia (ORD)............................................................................          4,581          399,674
Pohjola Insurance Group Class B........................................................          7,400          284,959
Raision Tehtaat Oy.....................................................................          2,760          303,663
Rauma Oy...............................................................................            167            3,127

Tt Tieto Oy Class B....................................................................          1,915          214,390
Upm-Kymmeme............................................................................          9,269          204,318
                                                                                                            -----------
                                                                                                              2,615,467
                                                                                                            -----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1997
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED
CANADA-4.2%
Barrick Gold Corp......................................................................          3,000      $    61,500
BCE, Inc...............................................................................         11,080          308,855
Bombardier Inc-Class B.................................................................         13,760          263,272
Magna International, Inc...............................................................          4,600          303,313
Northern Telecom Communications........................................................          1,960          175,608
Potash Corporation of Saskatchewan, Inc................................................          4,500          368,438
Royal Bank of Canada...................................................................          6,740          361,033
                                                                                                            -----------
                                                                                                              1,842,019
                                                                                                            -----------
SPAIN-3.4%
Banco Central Hispano..................................................................         10,680          199,380
Banco Popular Espanola SA..............................................................          3,896          229,696
Empresa Nacional de Electricidad.......................................................         22,780          428,395
Tabacalera Spani.......................................................................          4,059          291,958
Telefonica de Espana...................................................................         13,560          369,480
                                                                                                            -----------
                                                                                                              1,518,909
                                                                                                            -----------
ITALY-3.1%
Banca Populare di Brescia (a)..........................................................         50,000          375,856
ENI SPA................................................................................         42,000          237,248
Telecom Italia Mobile..................................................................         70,000          258,264
Telecom Italia SPA.....................................................................         80,000          500,118
                                                                                                            -----------
                                                                                                              1,371,486
                                                                                                            -----------

PORTUGAL-1.8%
Banco Espirito Santo (Registered)......................................................         11,400          330,060
Jeronimo Martins.......................................................................          3,299          215,376
Portugal Telecom.......................................................................          6,250          255,996
                                                                                                            -----------
                                                                                                                801,432
                                                                                                            -----------
NORWAY-1.2%
Den Norske Bank ASA....................................................................         34,650          156,698
Kvaerner ASA...........................................................................          3,100          159,933
Norsk Hydro............................................................................          3,822          210,583
                                                                                                            -----------
                                                                                                                527,214
                                                                                                            -----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1997
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED
IRELAND-1.2%
Bank of Ireland........................................................................         15,253      $   192,584
Elan Corp Plc ADR *....................................................................          4,150          206,981
Ryanair Holdings Plc ADR *.............................................................          5,000          125,000
                                                                                                            -----------
                                                                                                                524,565
                                                                                                            -----------
RUSSIA-1.1%
Lukoil Oil Co ADR......................................................................          5,530          470,396
                                                                                                            -----------
AUSTRIA-0.8%
Oemv AG................................................................................          2,320          329,640
Scala Business Solutions *.............................................................          3,330           25,783
                                                                                                            -----------
                                                                                                                355,423
                                                                                                            -----------
AUSTRALIA-0.8%
Australia & New Zealand Bank Group.....................................................         25,759          179,829
Sydney Harbor Casino Ltd *.............................................................         60,000           61,226
The News Corporation Ltd...............................................................         19,204           92,036

                                                                                                            -----------
                                                                                                                333,091
                                                                                                            -----------
BELGIUM-0.5%
Credit Communal Hldg Dexia.............................................................          2,000          218,137
                                                                                                            -----------
GREECE-0.5%
National Bank of Greece *..............................................................          2,013          210,310
                                                                                                            -----------
TURKEY-0.3%
Kazkommertsbank Co GDR * (a)...........................................................          6,659          146,498
                                                                                                            -----------
SOUTH AFRICA-0.3%
Barlow Limited.........................................................................          3,224           32,471
Nedcor Ltd.............................................................................          2,887           60,573
South African Breweries Ltd............................................................          1,342           35,698
                                                                                                            -----------
                                                                                                                128,742
                                                                                                            -----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1997
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED
POLAND-0.3%
Bank Rozwoju Eksportu SA...............................................................          1,300      $    23,501
Electrim SA............................................................................          5,000           47,059
Gorazdze...............................................................................            800           22,611
Mostostal-Export SA....................................................................         10,558           28,478
                                                                                                            -----------
                                                                                                                121,649
                                                                                                            -----------
MEXICO-0.2%
Grupo Posadas SA-Class L *.............................................................        180,000           96,832
                                                                                                            -----------
MALAYSIA-0.2%
Arab-Malaysian Merchant Bank...........................................................          8,000           13,030
Hicom Holdings Berhad..................................................................         27,000           22,835
IOI Properties Berhad..................................................................         22,000           17,357
Lion Land Berhad.......................................................................         50,000           16,436

Malayan Banking Berhad.................................................................          6,000           23,130
                                                                                                            -----------
                                                                                                                 92,788
                                                                                                            -----------
MAURITIUS-0.2%
New Mauritius Hotels Ltd...............................................................         23,500           45,652
State Bank of Mauritius Ltd............................................................         72,000           41,961
                                                                                                            -----------
                                                                                                                 87,613
                                                                                                            -----------
INDONESIA-0.2%
Pt Bank International Indonesia........................................................         88,500           19,026
Pt Citra Marga Nusaphala Persada.......................................................        146,000           41,512
Pt Darya Varia Laboratoria-Foreign.....................................................         29,120            7,270
Pt Hm Sampoerna-Foreign................................................................          7,000           12,184
                                                                                                            -----------
                                                                                                                 79,992
                                                                                                            -----------
CHILE-0.2%
Vina Concha Y Toro ADR.................................................................          2,500           68,438
                                                                                                            -----------
CZECH REPUBLIC-0.1%
SPT Telecom AS *.......................................................................            570           65,575
                                                                                                            -----------
NEW ZEALAND-0.1%
Lion Nathan............................................................................         27,000           65,229
                                                                                                            -----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1997
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED
THAILAND-0.1%
Advanced Info Service Public Co Ltd-Foreign (Registered)...............................          5,600      $    31,583
Land & House Plc (Foreign Shares)......................................................          7,850            6,826
Siam Cement Co Ltd-Foreign (Registered)................................................          1,300           11,046
Siam Commercial Bank (Foreign Shares)..................................................          6,300           12,287
                                                                                                            -----------
                                                                                                                 61,742
                                                                                                            -----------

HUNGARY-0.1%
Mol Magyar Olaj-Es Gazipari............................................................          1,950           42,007
                                                                                                            -----------
SOUTH KOREA-0.0%
Korea Electric Power Corp ADR..........................................................          2,500           20,625
                                                                                                            -----------
PHILIPPINES-0.0%
San Miguel Corporation, Class B (ORD)..................................................         18,150           20,281
                                                                                                            -----------
HONG KONG-0.0%
HSBC Holdings Plc......................................................................             78            1,766
                                                                                                            -----------
PERU-0.0%
Cementos Lima SA-Trabajo...............................................................              1                2
                                                                                                            -----------

TOTAL COMMON STOCKS (COST $36,872,392).................................................                      41,633,090
                                                                                                            -----------
INVESTMENT FUNDS -- 0.2%
POLAND-0.1%
Polish National Investment Fund *......................................................          1,500           55,954
                                                                                                            -----------
MULTI-NATIONAL-0.1%
Morgan Stanley Africa Investment Fund, Inc.............................................          3,100           47,275
                                                                                                            -----------
TOTAL INVESTMENT FUNDS (COST $114,977).................................................                         103,229
                                                                                                            -----------
RIGHTS & WARRANTS -- 0.2%
HUNGARY-0.2%
Egis Rights *..........................................................................            780           36,610
Pick Szeged Rights *...................................................................            526           43,218
                                                                                                            -----------
                                                                                                                 79,828
                                                                                                            -----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1997
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------

RIGHTS & WARRANTS -- CONTINUED
GREECE-0.0%
National Bank of Greece Rights *.......................................................          2,013      $     8,117
                                                                                                            -----------
AUSTRIA-0.0%
Scala Business Solution Warrants, expire 3/31/1999 *...................................          1,387            2,628
Scala Business Solution Warrants, expire 3/31/2001 *...................................          1,387            2,285
                                                                                                            -----------
                                                                                                                  4,913
                                                                                                            -----------
BRAZIL-0.0%
Brahma Warrants, expire 4/30/2003 *....................................................          9,993            2,266
                                                                                                            -----------
FRANCE-0.0%
Compagnie Generale des Eaux Warrants, expire 5/02/2001 *...............................          1,360              718
                                                                                                            -----------
SWITZERLAND-0.0%
Roche Holdings Warrants, expire 5/5/1998 *.............................................              5              321
                                                                                                            -----------
TOTAL RIGHTS & WARRANTS (COST $49,379).................................................                          96,163
                                                                                                            -----------

CORPORATE CONVERTIBLE BOND -- 0.0%


                                                                                                   PAR
                                                                                                  VALUE
                                                                                                  ------
MALAYSIA-0.0%
AMMB Holdings Berhad                            7.500%  due 5/08/2002  (Cost $3,192)  MYR          8,000              24
                                                                                                              ----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1997
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
              FACE                                                                                                VALUE
CURRENCY      VALUE                                                                                             (NOTE 1)
--------    ---------                                                                                          -----------

                        REPURCHASE AGREEMENTS -- 9.3%
 USD        4,102,869   Investors Bank & Trust Company Repurchase Agreement, dated 10/31/1997, due 11/03/97, with a maturity value of $4,104,664 and an effective yield of 5.250%, collateralized by U.S. Government and Agency Obligations with rates ranging from 6.541% to 8.076%, with maturity dates ranging from 7/01/2018 to 7/01/2025 and an aggregate market
                        value of $4,308,175 (at amortized cost).............................................   $ 4,102,869
                                                                                                               -----------
                        TOTAL INVESTMENTS-103.7% (COST $41,142,809)**.......................................    45,935,375
                        OTHER ASSETS AND LIABILITIES (NET)-(3.7%)...........................................    (1,633,638)
                                                                                                               -----------
                        TOTAL NET ASSETS-100.0%.............................................................   $44,301,737
                                                                                                               -----------
                                                                                                               -----------

                        PORTFOLIO FOOTNOTES:
                        ADR American Depositary Receipt
                        ORD Ordinary Shares
                        GDR Global Depository Receipt
                        *    Non-income producing security.
                        **   Aggregate cost for federal income tax purposes was $41,148,495. (See Note 4)
                        (a)  Securities that may be resold to 'qualified institutional buyers' under Rule
                        144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 1997

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                           CONTRACTS TO RECEIVE
               --------------------------------------------                     NET UNREALIZED
EXPIRATION             LOCAL                      VALUE IN      IN EXCHANGE      APPRECIATION
   DATE              CURRENCY                       USD           FOR USD       (DEPRECIATION)
----------     ---------------------             ----------     -----------     --------------
 11/14/97            FIM   7,043,355              1,360,732      1,358,488         $  2,244
 11/14/97            SEK  10,684,305              1,425,128      1,428,383           (3,255)
 11/28/97            FRF  11,446,600              1,984,258      1,983,125            1,133
                                                                                --------------
           Net unrealized appreciation on forward foreign exchange
 contracts.................................................................        $    122
                                                                                --------------

                                                                                --------------

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                          CONTRACTS TO DELIVER
               -------------------------------------------
EXPIRATION             LOCAL                     VALUE IN      IN EXCHANGE     NET UNREALIZED
   DATE              CURRENCY                       USD          FOR USD        DEPRECIATION
----------     ---------------------             ---------     -----------     --------------

 11/14/97           FIM    7,043,355             1,360,732      1,343,383         $(17,349)
 11/14/97           JPY   63,027,500               524,991        522,832           (2,159)
 11/14/97           SEK   10,684,305             1,425,128      1,413,268          (11,860)
 11/24/97           JPY  115,170,000               960,690        954,184           (6,506)
 11/28/97           FRF   11,446,600             1,984,258      1,980,483           (3,775)
                                                                               --------------
    Net unrealized depreciation on forward foreign exchange  contracts...         $(41,649)
                                                                               --------------
                                                                               --------------

                                     GLOSSARY OF CURRENCIES


           FIM        --         Finnish Markka                MYR        --           Malaysian Ringgit
           FRF        --         French Franc                  SEK        --           Swedish Krona
           JPY        --         Japanese Yen                  USD        --           United States Dollar



                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS-INDUSTRY SECTOR (UNAUDITED)
OCTOBER 31, 1997
(PERCENTAGE OF NET ASSETS)

  At October 31, 1997, sector diversification of the fund's equity investments was as follows:


                                                                                                                 MARKET
                                                                                                   % OF NET       VALUE
                                                                                                    ASSETS      (NOTE 1)
                                                                                                   --------    -----------
INDUSTRY SECTOR:
  Banking.......................................................................................     14.1%     $ 6,186,163
  Communications................................................................................       6.8       3,032,448
  Beverages, Food and Tobacco...................................................................       6.1       2,713,859
  Oil and Gas...................................................................................       4.7       2,069,699
  Chemicals.....................................................................................       4.4       1,941,284
  Computer Software and Processing..............................................................       4.3       1,899,304
  Financial Services............................................................................       4.3       1,893,640
  Electronics...................................................................................       4.0       1,781,265
  Pharmaceuticals...............................................................................       3.5       1,554,396
  Telephone Systems.............................................................................       3.5       1,539,806
  Transportation................................................................................       3.4       1,494,400
  Insurance.....................................................................................       2.9       1,288,899
  Automotive....................................................................................       2.6       1,186,538
  Electric Utilities............................................................................       2.6       1,173,969
  Environmental Controls........................................................................       2.5       1,114,559
  Heavy Machinery...............................................................................       2.5       1,113,596
  Industrial--Diversified.......................................................................       1.9         836,209
  Retailers.....................................................................................       1.9         819,941
  Entertainment and Leisure.....................................................................       1.8         809,722
  Health........................................................................................       1.8         797,400
  Lodging.......................................................................................       1.5         664,068
  Commercial Services...........................................................................       1.3         574,084
  Airlines......................................................................................       1.1         497,240
  Building Materials............................................................................       0.9         406,001
  Medical Supplies..............................................................................       0.9         397,296
  Media--Broadcasting and Publishing............................................................       0.9         394,055
  Consumer Goods................................................................................       0.9         376,925
  Industrial....................................................................................       0.8         375,962
  Other.........................................................................................       6.5       2,899,778
                                                                                                   --------    -----------
TOTAL INVESTMENTS (EXCLUDES REPURCHASE AGREEMENT)...............................................      94.4      41,832,506
OTHER ASSETS AND LIABILITIES (NET)..............................................................       5.6       2,469,231
                                                                                                   --------    -----------
NET ASSETS......................................................................................    100.0%     $44,301,737
                                                                                                   --------    -----------
                                                                                                   --------    -----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1997


                                                                                              BJB                 BJB
                                                                                         GLOBAL INCOME    INTERNATIONAL EQUITY
                                                                                             FUND                 FUND
                                                                                         -------------    --------------------
ASSETS:
  Investments in securities, at value (Cost $11,442,446 and $ 37,039,940,
     respectively)....................................................................    $11,632,717         $ 41,832,506
  Repurchase agreements, at cost......................................................         27,110            4,102,869
  Cash and foreign currency, at value (Cost $463,561 and $1,000,010, respectively)....        480,072              961,812
  Receivables:
     Investments sold.................................................................        262,710            2,431,574
     Fund shares sold.................................................................          3,185               78,027
     Interest and dividends...........................................................        233,403               43,510
     Tax reclaim......................................................................             --               38,603
     Unrealized appreciation on forward foreign exchange contracts....................         30,007                3,377
  Other Assets:
     Unamortized organization costs (Note 6)..........................................             --                4,186
     Prepaid expense..................................................................          4,123               13,058
                                                                                         -------------    --------------------
     Total Assets.....................................................................     12,673,327           49,509,522
                                                                                         -------------    --------------------
LIABILITIES:
  Payables:
     Investments purchased............................................................        706,348            4,978,952
     Investment advisory fee payable (Note 2).........................................         20,688               59,276
     Custody and administration fee payable...........................................         17,540               45,925
     Unrealized depreciation on forward foreign exchange contracts....................          3,732               44,904
     Distribution and shareholder servicing fees payable (Note 3).....................          7,937               29,614
  Accrued expenses and other payables.................................................         27,727               49,114
                                                                                         -------------    --------------------
     Total Liabilities................................................................        783,972            5,207,785
                                                                                         -------------    --------------------
NET ASSETS............................................................................    $11,889,355         $ 44,301,737
                                                                                         -------------    --------------------
                                                                                         -------------    --------------------
NET ASSETS CONSIST OF:
  Par value...........................................................................    $     1,016         $      3,303
  Paid in capital in excess of par value..............................................     12,679,732           43,322,283
  Undistributed net investment income (Distributions in excess of income).............        (26,275)             533,978
  Accumulated net realized loss on investments sold, forward foreign exchange
     contracts and foreign currency transactions......................................     (1,005,867)          (4,247,589)
  Net unrealized appreciation on investments, forward foreign exchange contracts and
     foreign currency related transactions............................................        240,749            4,689,762
                                                                                         -------------    --------------------
NET ASSETS............................................................................    $11,889,355         $ 44,301,737
                                                                                         -------------    --------------------
                                                                                         -------------    --------------------
SHARES OUTSTANDING....................................................................      1,015,819            3,302,528
                                                                                         -------------    --------------------
                                                                                         -------------    --------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE........................................    $     11.70         $      13.41
                                                                                         -------------    --------------------

                                                                                         -------------    --------------------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997

                                                                                              BJB                 BJB
                                                                                         GLOBAL INCOME    INTERNATIONAL EQUITY
                                                                                             FUND                 FUND
                                                                                         -------------    --------------------
INVESTMENT INCOME (LOSS):
  Interest............................................................................     $ 889,032           $   55,454
  Dividends+..........................................................................            --              565,811
                                                                                         -------------        -----------
                                                                                             889,032              621,265
EXPENSES:
  Investment advisory fee (Note 2)....................................................        91,644              346,856
  Custody and administration fees.....................................................        57,505              206,947
  Distribution and shareholder servicing fees (Note 3)................................        35,247               86,714
  Transfer agent fees.................................................................        21,156               22,376
  Professional fees...................................................................        16,009               61,672
  Amortization of organization costs (Note 6).........................................        14,979                5,552
  Trustees' fees and expenses (Note 2)................................................        11,999               11,999
  Insurance premium expense...........................................................        11,093               14,769
  Shareholder reports.................................................................        10,589               28,598
  Registration and filing fees........................................................         9,000                8,999
  Miscellaneous fees..................................................................         1,058                1,059
                                                                                         -------------        -----------
     Total gross expenses.............................................................       280,279              795,541
     Less: Fees waived by investment adviser (Note 2).................................            --             (173,428)
                                                                                         -------------        -----------
     Net Expenses.....................................................................       280,279              622,113
                                                                                         -------------        -----------
NET INVESTMENT INCOME (LOSS)..........................................................       608,753                 (848)
                                                                                         -------------        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 4):
  Realized gain (loss) on:
     Security transactions............................................................       (52,204)             373,112
     Forward foreign exchange contracts...............................................       (31,967)             706,203
     Foreign currency transactions....................................................         8,733             (161,594)
                                                                                         -------------        -----------
       Net realized gain (loss) on investments........................................       (75,438)             917,721
                                                                                         -------------        -----------
     Net change in unrealized appreciation (depreciation) on:
       Securities.....................................................................      (206,728)           3,529,481

       Forward foreign exchange contracts.............................................        37,578              (76,722)
       Currencies and net other assets................................................        20,316              (60,379)
                                                                                         -------------        -----------
          Net change in unrealized appreciation (depreciation) on investments.........      (148,834)           3,392,380
                                                                                         -------------        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................................      (224,272)           4,310,101
                                                                                         -------------        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................     $ 384,481           $4,309,253
                                                                                         -------------        -----------
                                                                                         -------------        -----------

------------------
+ Net of foreign withholding taxes of $74,742 for the Equity Fund.

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           FOR THE YEAR        FOR THE YEAR
                                                                                              ENDED               ENDED
                                                                                         OCTOBER 31, 1997    OCTOBER 31, 1996
                                                                                         ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income.................................................................     $    608,753        $    732,684
Net realized gain (loss) on investments...............................................          (75,438)            570,123
Net change in unrealized appreciation (depreciation) on investments...................         (148,834)           (118,640)
                                                                                         ----------------    ----------------
Net increase in net assets resulting from operations..................................          384,481           1,184,167
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Dividends from net investment income..................................................         (700,402)         (1,396,952)
Distributions from Capital............................................................         (114,208)                 --
FUND SHARE TRANSACTIONS:
Net decrease from Fund share transactions (Note 5)....................................       (2,264,748)         (2,529,620)
                                                                                         ----------------    ----------------
Net decrease in net assets............................................................       (2,694,877)         (2,742,405)
NET ASSETS:
Beginning of period...................................................................       14,584,232          17,326,637
                                                                                         ----------------    ----------------
End of period (including undistributed (distributions in excess of) net investment
  income of $(26,275) and $140,813, respectively).....................................     $ 11,889,355        $ 14,584,232
                                                                                         ----------------    ----------------
                                                                                         ----------------    ----------------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           FOR THE YEAR        FOR THE YEAR
                                                                                              ENDED               ENDED
                                                                                         OCTOBER 31, 1997    OCTOBER 31, 1996
                                                                                         ----------------    ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss...................................................................     $       (848)       $    (67,871)
Net realized gain on investments......................................................          917,721             288,180
Net change in unrealized appreciation (depreciation) on investments...................        3,392,380           1,079,084
                                                                                         ----------------    ----------------
Net increase in net assets resulting from operations..................................        4,309,253           1,299,393
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Dividends from net investment income..................................................          (67,184)                 --
FUND SHARE TRANSACTIONS:
Net increase from Fund share transactions (Note 5)....................................       20,898,481           8,218,480
                                                                                         ----------------    ----------------
Net increase in net assets............................................................       25,140,550           9,517,873
NET ASSETS:
Beginning of period...................................................................       19,161,187           9,643,314
                                                                                         ----------------    ----------------
End of period (including undistributed (distributions in excess of) net investment
  income of $533,978 and $(891), respectively)........................................     $ 44,301,737        $ 19,161,187
                                                                                         ----------------    ----------------
                                                                                         ----------------    ----------------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                               YEAR ENDED
                                                                       ----------------------------------------------------------
                                                                       10/31/97    10/31/96    10/31/95#    10/31/94#    10/31/93
                                                                       --------    --------    ---------    ---------    --------
Net Asset Value, beginning of period................................   $  12.01    $  12.11     $ 11.16      $ 12.28     $  12.36

                                                                       --------    --------    ---------    ---------    --------
Income (Loss) from investment operations:
  Net investment income.............................................       0.50        0.59        0.59         0.39         0.37
  Net realized and unrealized gain (loss) on investments............      (0.13)       0.36        0.92        (0.81)        0.58
                                                                       --------    --------    ---------    ---------    --------
     Total income (loss) from investment operations.................       0.37        0.95        1.51        (0.42)        0.95
                                                                       --------    --------    ---------    ---------    --------
Less Distributions:
Dividends from net investment income................................      (0.58)      (1.05)      (0.56)       (0.27)       (0.37)
Distributions from net realized gains...............................         --          --          --           --        (0.66)
Distributions from Capital (Note 1).................................      (0.10)         --          --        (0.43)          --
                                                                       --------    --------    ---------    ---------    --------
     Total distributions............................................      (0.68)      (1.05)      (0.56)       (0.70)       (1.03)
                                                                       --------    --------    ---------    ---------    --------
Net Asset Value, end of period......................................   $  11.70    $  12.01     $ 12.11      $ 11.16     $  12.28
                                                                       --------    --------    ---------    ---------    --------
                                                                       --------    --------    ---------    ---------    --------
Total Return **.....................................................       3.24%       8.25%      13.90%       (3.54)%       8.15%
                                                                       --------    --------    ---------    ---------    --------
                                                                       --------    --------    ---------    ---------    --------
Ratios/Supplemental Data:
Net assets, end of period (in 000's)................................   $ 11,889    $ 14,584     $17,327      $28,619     $ 57,682
Ratio of net investment income to average net assets................       4.32%       4.71%       5.19%        3.29%        2.24%
Ratio of total expenses to average net assets.......................       1.99%       2.53%##     2.15%##      1.66%        1.78%
Portfolio turnover rate.............................................        162%        219%        319%         320%         291%

------------------------------


  **  Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.

   #  Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.

  ##  Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of total expenses to average net assets would have been 2.43% and 2.05% for the years ended October 31, 1996 and 1995, respectively.


                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                        YEAR ENDED                               PERIOD
                                                  -------------------------------------------------------         ENDED
                                                  10/31/97#       10/31/96       10/31/95#       10/31/94       10/31/93*
                                                  ---------       --------       ---------       --------       ---------
Net Asset Value, beginning of period...........   $   11.43       $  10.13        $ 11.30        $  13.10        $ 12.00
                                                  ---------       --------       ---------       --------       ---------
Income from investment operations:
  Net investment gain (loss)++.................        0.00          (0.02)         (0.06)          (0.21)         (0.02)
  Net realized and unrealized gain (loss) on
     investments...............................        2.02           1.32          (1.11)          (1.56)          1.12
                                                  ---------       --------       ---------       --------       ---------
     Total income (loss) from investment
       operations..............................        2.02           1.30          (1.17)          (1.77)          1.10
                                                  ---------       --------       ---------       --------       ---------
Less distributions:
In excess of net investment income.............       (0.04)            --             --           (0.03)            --
                                                  ---------       --------       ---------       --------       ---------
                                                  ---------       --------       ---------       --------       ---------
Net Asset Value, end of period.................   $   13.41       $  11.43        $ 10.13        $  11.30        $ 13.10
                                                  ---------       --------       ---------       --------       ---------
                                                  ---------       --------       ---------       --------       ---------
Total Return **................................       17.68%         12.73%        (10.35)%        (13.53)%         9.17%
                                                  ---------       --------       ---------       --------       ---------
                                                  ---------       --------       ---------       --------       ---------
Ratios/Supplemental Data:
Net assets, end of period (in 000's)...........   $  44,302       $ 19,161        $ 9,643        $ 14,831        $11,292
Ratio of net investment gain (loss) to average
  net assets...................................        0.00%         (0.58)%        (0.63)%         (1.26)%        (3.83)%+
Ratio of total expenses to average net
  assets.......................................        1.79%(a)       2.46%(a)(c)     2.84%(b)(c)     2.16%         2.09%+
Portfolio turnover rate........................          94%            67%           116%            169%            20%
Average brokerage commission rate(d)...........   $ 0.00835       $0.00464            N/A             N/A            N/A


------------------------------


   *  The BJB International Equity Fund commenced operations on October 4, 1993.
  **  Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.
   #  Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
   +  Annualized.
  ++  Net investment loss before waiver of fees by the investment adviser was ($0.07), ($0.05) and ($0.11) for the years ended October 31, 1997, 1996 and 1995, respectively.

 (a)  Figure is net of the voluntary expense waiver by the Adviser. Excluding this waiver, the ratio of total expenses to average net assets would have been 2.29% and 2.96% for the years ended October 31, 1997 and 1996, respectively.
 (b)  Figures are net of the expense reimbursement by the Adviser in connection with the voluntary and involuntary expense limitation. Before the expense reimbursement the ratio of total expenses to average net assets would have been
      3.36%.
 (c)  Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of total expenses to average net assets would have been 2.37% and 2.67% for the years ended October 31, 1996 and 1995, respectively.
 (d)  The average broker commission rate will vary depending on the markets in which trades are executed.


                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     BJB Investment Funds (the 'Trust') is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the '1940 Act'), as an open-end management investment company that currently offers two investment funds: BJB Global Income Fund (the 'Income Fund') and BJB International Equity Fund (the 'Equity Fund') (individually, a 'Fund' and collectively, the 'Funds'). The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on April 30, 1992. The Income Fund commenced operations on July 1, 1992 and the Equity Fund commenced operations on October 4, 1993.

     The Income Fund's investment objective is to maximize current income consistent with the protection of principal by investing in a non-diversified portfolio of fixed income securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The Equity Fund's investment objective is long-term growth of capital from investing in a diversified portfolio of common stocks of foreign issuers of all sizes.

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     Portfolio valuation: Generally, each Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined by or under the direction of the Trust's Board of Trustees. A security which is traded primarily on a United States or foreign stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees or its delegates. Debt securities (other than government securities and short-term obligations) are valued by independent pricing services approved by the Trust's Board of Trustees. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost.

     Repurchase agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation, in return for the use of the Funds available cash, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment advisers, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

     Foreign currency: The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period,

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase trade date and sale trade date is included in realized gains and losses on security transactions.


     Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Option contracts: Purchase of put and call options are recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Fund will realize a loss equal to the premium paid. When a Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium paid. When a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     When a Fund writes a call option or a put option, an amount equal to the premium received by a Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a Fund realizes a gain equal to the amount of the premium received. When a Fund enters into a closing purchase transaction the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchased upon exercise.

     Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements on a particular stock. There is no physical delivery of securities.

     The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividends and distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. The Income Fund declares and pays monthly dividends. The Equity Fund declares and pays dividends from its net investment income, if any, annually. Both Funds will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. Permanent differences incurred during the year ended October 31, 1997 resulting from differences in book and tax accounting have been reclassified at year-end to undistributed net investment income, accumulated net realized loss, and paid-in capital as follows:

                                                                                INCREASE          INCREASE/
                                                                            IN UNDISTRIBUTED      (DECREASE)
                                                                             NET INVESTMENT     IN ACCUMULATED     (DECREASE) IN
                                                                                 INCOME         REALIZED LOSS     PAID-IN CAPITAL
                                                                            ----------------    --------------    ---------------
Income Fund..............................................................      $   38,769         $  138,145         $(176,914)
Equity Fund..............................................................         602,901           (602,901)               --


     Federal income taxes: The Trust intends that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS


     Julius Baer Investment Management Inc. ('Julius Baer Investment Management') serves as the Income Fund's investment adviser pursuant to an investment advisory agreement. The Income Fund pays Julius Baer Investment Management a quarterly fee for its investment advisory services calculated at an annual rate of 0.65% of the Income Fund's average daily net assets. Bank Julius Baer & Co., Ltd.-New York Branch ('Bank Julius Baer') serves as the Income Fund's servicing agent pursuant to a servicing agent agreement with Julius Baer Investment Management. Out of its advisory fee, Julius Baer Investment Management pays Bank Julius Baer a quarterly fee calculated at an annual rate of 0.15% of the Income Fund's average daily net assets.

     Bank Julius Baer serves as the Equity Fund's investment adviser pursuant to an investment advisory agreement. The Equity Fund pays Bank Julius Baer a quarterly fee for its investment advisory services calculated at an annual rate of 1.00% of the Equity Fund's average daily net assets. During the year ended October 31, 1997, the adviser agreed to waive half (0.50%) of its 1.00% fee.

     No director, officer or employee of Julius Baer Investment Management, Bank Julius Baer or any affiliates of those entities received any compensation from the Trust for serving as an officer or Trustee of the Funds. The Funds pay each of the Trustees who is not a director, officer or employee of Julius Baer Investment Management, Bank Julius Baer or any affiliate thereof an annual fee of $5,000 plus $250 for each Board of Trustees meeting attended. In addition, the Funds reimburse these Trustees for travel and out-of-pocket expenses incurred in connection with the Board of Trustees meetings.

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     For the year ended October 31, 1997, the Funds incurred total brokerage commissions of $200,701 of which $3,534 was paid in total to Bank Julius Baer, Frankfurt and Bank Julius Baer, Zurich (affiliates of the advisers).

3. DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

     The Trust has adopted a Shareholder Services Plan and a Distribution Plan (the 'Plans') pursuant to Rule 12b-1 of the 1940 Act. Under the Plans, the Funds may compensate certain financial institutions, including Funds Distributor Inc., the distributor, for certain distribution, shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of each of the Funds' shares. A Fund may expend an aggregate amount on an annual basis not to exceed 0.25% of the value of the average daily net assets of the Fund. For the year ended October 31, 1997, the Income Fund and Equity Fund incurred $35,247 and $86,714 respectively, in distribution and shareholder servicing fees.

     Under their terms, the Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not 'interested persons' of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.


4. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding U.S. government securities and short-term investments, during the year ended October 31, 1997, were as follows:

                                                                                                 COST OF       PROCEEDS
                                                                                                PURCHASES     FROM SALES
                                                                                               -----------    -----------
Income Fund.................................................................................   $14,229,366    $15,468,280
Equity Fund.................................................................................    52,632,199     31,270,891


     Cost of purchases and proceeds from sales of long-term U.S. government securities during the year ended October 31, 1997, were $6,671,525 and $6,782,983, respectively for the Income Fund.

     At October 31, 1997, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was:

                                                                                                  UNREALIZED      UNREALIZED
                                                                                                 APPRECIATION    DEPRECIATION
                                                                                                 ------------    ------------
Income Fund...................................................................................    $  239,985      $   49,714
Equity Fund...................................................................................     6,524,566       1,737,686

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. SHARES OF BENEFICIAL INTEREST

     The Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest on the Income Fund and the Equity Fund were as follows:

                                                                           YEAR ENDED 10/31/97         YEAR ENDED 10/31/96
                                                                          SHARES        AMOUNT        SHARES       AMOUNT
                                                                         ---------    -----------    --------    -----------

INCOME FUND:
Sold..................................................................     287,326    $ 3,378,426     137,746    $ 1,633,687
Issued as reinvestment of dividends...................................      48,186        562,733      72,439        859,744
Redeemed..............................................................    (534,288)    (6,205,907)   (426,171)    (5,023,051)
                                                                         ---------    -----------    --------    -----------
Net decrease..........................................................    (198,776)   $(2,264,748)   (215,986)   $(2,529,620)
                                                                         ---------    -----------    --------    -----------
                                                                         ---------    -----------    --------    -----------

                                                                          SHARES        AMOUNT        SHARES       AMOUNT
                                                                        ----------    -----------    --------    -----------
EQUITY FUND:
Sold.................................................................    2,093,850    $27,215,448     929,622    $10,454,315
Issued as reinvestment of dividends..................................          104          1,243          --             --
Redeemed.............................................................     (468,551)    (6,318,210)   (204,887)    (2,235,835)
                                                                        ----------    -----------    --------    -----------
Net increase.........................................................    1,625,403    $20,898,481     724,735    $ 8,218,480
                                                                        ----------    -----------    --------    -----------
                                                                        ----------    -----------    --------    -----------

6. ORGANIZATIONAL COSTS

     All costs in connection with the organization of the Funds, including the fees and expenses of registering and qualifying their shares for distribution under federal and state securities regulations, are being amortized on the straight-line method over a period of sixty months from July 1, 1992, the date that the Income Fund commenced operations, and from October 4, 1993, the date the Equity Fund commenced operations. In the event that any of the initial shares of the Funds are redeemed during such amortization period, the Funds will be reimbursed for any unamortized costs in the same proportion as the number of initial shares outstanding bears to the total numbers of shares outstanding at the time of redemption.

7. FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

8. CAPITAL LOSS CARRYFORWARD

     At October 31, 1997, the Funds had the following available capital loss carryforwards:


                                                                                                  EXPIRING IN    EXPIRING IN
                                                                                                     2002           2003
                                                                                                  -----------    -----------
Income Fund....................................................................................   $ 1,005,868    $        --
Equity Fund....................................................................................     2,411,612      1,830,291


BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND                           INDEPENDENT AUDITORS' REPORT
AND BJB INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

[LOGO]


The Board of Trustees
BJB Investment Funds:

     We have audited the accompanying statements of assets and liabilities of BJB Global Income Fund and BJB International Equity Fund, portfolios of BJB Investment Funds, including the portfolios of investments and schedules of forward foreign exchange contracts, as of October 31, 1997, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for BJB Global Income Fund for each of the years in the five-year period then ended and for BJB International Equity Fund for each of the years in the four-year period then ended and the period from October 4, 1993 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the

BJB Global Income Fund and BJB International Equity Fund as of October 31, 1997, and the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods indicated in the first paragraph above, in conformity with generally accepted accounting principles.

                                                KPMG Peat Marwick LLP

Boston, Massachusetts
December 5, 1997

                                                           ANNUAL REPORT


                                                                [LOGO]


                                                                 BJB
                                                                Global
                                                                Income
                                                                 Fund

                                                                 BJB
                                                            International
                                                                Equity
                                                                 Fund


                                                           October 31, 1997